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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) September 19, 2002
                                                 ------------------




                      INTEGRATED INFORMATION SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                   29947                      86-0624332
          --------                   -----                      ----------
(State or Other Jurisdiction      (Commission                 (IRS Employer
      of Incorporation)           File Number)              Identification No.)




                 1480 SOUTH HOHOKAM DRIVE, TEMPE, ARIZONA 85281
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip code)




Registrant's telephone number, including area code (480) 317-8000
                                                   ---------------




                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         By letter dated September 18, 2002, Nasdaq informed the company that its common stock had not maintained the $1,000,000 minimum market value of publicly held shares for the last thirty consecutive trading days. Pursuant to Marketplace Rule 4310(c)(8)(B), the company has 90 calendar days to regain compliance with the requirement for the minimum market value of publicly held shares. The company may be delisted during the 90-day period for failure to maintain compliance with any other listing requirement for which it is currently on notice or which occurs during the 90-day period.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  INTEGRATED INFORMATION SYSTEMS, INC.



Date: September 19, 2002          By: /s/ James G. Garvey, Jr.
                                      ------------------------------------------
                                          James G. Garvey, Jr.
                                          (Chairman, Chief Executive Officer and
                                          President)



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